UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 17, 2018

Tyson Foods, Inc.
(Exact name of Registrant as specified in its charter)
Delaware
(State of incorporation or organization)
001-14704
(Commission File Number)

71-0225165
(IRS Employer Identification No.)

2200 West Don Tyson Parkway, Springdale, AR 72762-6999
(479) 290-4000
(Address, including zip code, and telephone number, including area code, of
Registrant’s principal executive offices)

Not applicable
(Former name, former address and former fiscal year, if applicable)

___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
On August 17, 2018, Tyson Foods, Inc., a Delaware corporation (“Tyson”), entered into a Share Purchase Agreement (the “Purchase Agreement”) with Keystone Foods Holdings Limited, a private limited company organized under the laws of England and Wales (“Seller), and Marfrig Global Foods S.A., a Brazilian corporation (sociedade por ações) and the ultimate parent of Seller. On August 20, 2018, Tyson issued a press release announcing the execution of the Purchase Agreement, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein. On August 20, 2018, Tyson issued an investor presentation entitled “Acquisition of Keystone Foods,” which is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.
Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 8.01. Other Events.
On August 17, 2018, Tyson entered into the Purchase Agreement. Pursuant to the Purchase Agreement, and upon the terms and subject to the conditions described therein, Tyson has agreed to acquire (the “Acquisition”) 100% of the issued and outstanding shares of common stock, par value $0.01 per share, of MFG (USA) Holdings, Inc., a Delaware corporation (“MFG”), and all of the issued and outstanding shares of McKey Luxembourg Holdings S.à.r.l., a société à responsabilité limitée organized under the laws of the Grand Duchy of Luxembourg (together with MFG, “Keystone Foods”). The aggregate purchase price payable by Tyson is $2.16 billion in cash, subject to certain adjustments. The consummation of the Acquisition is subject to customary regulatory approvals and closing conditions and is expected to occur in mid-fiscal year 2019. The consummation of the Acquisition is not subject to any financing condition.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements, including statements regarding the expected consummation of the acquisition, which involve a number of risks and uncertainties, including the satisfaction of closing conditions for the acquisition (such as regulatory approval for the transaction); the possibility that the transaction will not be completed; the impact of general economic, industry, market or political conditions; risks related to the ultimate outcome and results of integrating the operations of Tyson and Keystone Foods; the ultimate outcome of Tyson’s operating strategy applied to Keystone Foods and the ultimate ability to realize synergies; the effects of the business combination on Tyson and Keystone Foods, including on future financial condition, operating results, strategy and plans; and other risks and uncertainties, including those identified in Tyson’s periodic filings, including Tyson’s Annual Report on Form 10-K for the year ended September 30, 2017. These statements constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may,” “might,” “will,” “should,” “estimate,” “project,” “plan,” “anticipate,” “expect,” “intend,” “outlook,” “believe” and other similar expressions (or the negative of such terms) are intended to identify forward-looking statements. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results and the timing of events may differ materially from the results and/or timing discussed in the forward-looking statements, and readers are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements speak only as of the date of this communication, and Tyson does not undertake any obligation to update any forward-looking statement except as required by law.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Tyson Foods, Inc. dated August 20, 2018
99.2	Investor Presentation of Tyson Foods, Inc., entitled “Acquisition of Keystone Foods” dated August 20, 2018

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.

Date: August 20, 2018	By:	/s/ R. Read Hudson
	Name:	R. Read Hudson
	Title:	Vice President, Associate General Counsel and Secretary